Exhibit 99.1

CytoDyn – R&D Investor 1 Update December 7, 2022

Forward Looking Statements 2 This presentation contains certain forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as "believes," "hopes," "intends," "estimates," "expects," "projects," "plans," "anticipates" and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Forward-looking statements may include statements about leronlimab, its ability to provide positive health outcomes, the Company's ability to develop a successful operating strategy and thereby create shareholder value, the possible results of clinical trials, studies or other programs or ability to continue those programs, the ability to obtain regulatory approval for commercial sales, and the market for actual commercial sales. The Company's forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks and uncertainties including: (i) the regulatory determinations of leronlimab’s safety and effectiveness to treat the diseases and conditions for which we are studying the product by the U.S. Food and Drug Administration (FDA) and various drug regulatory agencies in other countries; (ii) the Company’s ability to raise additional capital to fund its operations; (iii) the Company’s ability to meet its debt and other payment obligations; (iv) the Company’s ability to retain other key employees; (v) the Company’s ability to enter into partnership or licensing arrangements with third-parties; (vi) the timely and sufficient development, through internal resources or third-party consultants, of analyses of the data generated from the Company’s clinical trials required by the FDA or other regulatory agencies in connection with applications for approval of the Company’s drug product; (vii) the Company’s ability to achieve approval of a marketable product; (viii) the design, implementation and conduct of the Company’s clinical trials; (ix) the results of the Company’s clinical trials, including the possibility of unfavorable clinical trial results; (x) the market for, and marketability of, any product that is approved; (xi) the existence or development of vaccines, drugs, or other treatments that are viewed by medical professionals or patients as superior to the Company’s products; (xii) regulatory initiatives, compliance with governmental regulations and the regulatory approval process; (xiii) legal proceedings, investigations or inquiries affecting the Company or its products; (xiv) general economic and business conditions; (xv) changes in foreign, political, and social conditions; (xvi) stockholder actions or proposals with regard to the Company, its management, or its board of directors; and (xvii) various other matters, many of which are beyond the Company’s control. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in subsequent Form 10-Qs and Form 8-Ks, filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this presentation.

Welcome Cyrus Arman, PhD MBA – President 3

Agenda & Scientific Advisory Board Speakers 4 Dr. Mazen Noureddin Dr. Stefan Glück Dr. Jonah Sacha Welcome and Introduction Cyrus Arman (President) Company Overview and Background Clinical Development Programs Clinical and Preclinical Data in Prioritized Therapeutic Areas Scientific Advisory Board Members

Scientific Advisory Board Speakers 5 Dr. Mazen Noureddin Dr. Stefan Glück Dr. Jonah Sacha Director of the Houston Liver Institute and former founding Director of the Fatty Liver Program at Cedars-Sinai Medical Center Conducted over 40 investigational clinical studies and published over 180 papers on NASH Will present the potential role of leronlimab in treating NASH and non-alcoholic fatty liver disease Former Sylvester Professor at the Leonard M. Miller School of Medicine at the University of Miami at Florida and has been a Principal Investigator for over 37 breast cancer clinical studies Served in roles for Regeneron and Celgene, focusing on IO in solid tumors and acquiring early assets Will discuss the potential role of leronlimab in the tumor microenvironment Professor at the Vaccine and Gene Therapy Institute and Oregon National Primate Research Center, both of OHSU, where he conducts research on infectious diseases Published over 85 peer-reviewed research articles and has been awarded 10 patents Will share the latest research developments with regard to leronlimab and HIV cure

CytoDyn SAB Disclosures

- **Dr. Mazen Noureddin**
  - **Advisory Board**: Altimmune, BI, BMS, 89BIO, EchoSens, Gilead, CytoDyn, GSK, Merck, Novo Nordisk, OWL, Pfizer, Roche diagnostic and Siemens, Terns and Takeda
  - **Principal Investigator for a Drug Study**: Allergan, Akero, BMS, Gilead, Galectin, Genfit, Conatus,Corcept, Enanta, Madrigal, Novartis, Novo Nordisk, Shire, Terns, Viking and Zydus
  - **Stockholder**: Anaetos, Rivus Pharma, CIMA, ChronWell and Viking

- **Dr. Stefan Glück**
  - **Advisory Board**: CytoDyn

- **Dr. Jonah Sacha**
  - **Advisory Board**: CytoDyn, Vir, Sana, Mabloc

6

CytoDyn Company Overview 7

CytoDyn’s Mission 8 A focused and disciplined clinical development strategy A value-generating path, resulting in economic returns for our investors A moral obligation to generate therapies to improve people’s lives

CytoDyn Company Overview 9 Headquarters: Vancouver, WA Fulltime Employees: 15 (December 2022) Ticker: CYDY CytoDyn Founded in 2002 HIV Tx clinical program started in 2014 Oncology clinical program started in 2019 Refocused Development Strategy in 2022 Acquired rights to PRO 140 (leronlimab) in 2012 GvHD clinical program started in 2016 NASH clinical program started in 2020 9

CytoDyn’s Board of Directors 10 Stephen M. Simes Ryan Dunlap Tanya Urbach Dr. Karen Brunke Dr. Lishomwa Ndhlovu

CytoDyn’s Manufacturing Partners and Publications 11 Manufacturing Partners Recent Conference Abstracts Leronlimab Publications (10+)

CCR5 & Leronlimab 12

The CCR5/CCL5 Axis & Leronlimab 13 Agents directed against the CCL5/CCR5 axis have been studied in many therapeutic areas such as inflammation, cancers, viral infections, and immune responses In different conditions, the function of the CCL5/CCR5 axis varies, and has implications for infectious diseases, cell proliferation, migration, angiogenesis, metastasis, survival, and autoimmune responses The precise binding location of the molecule on the receptor can also have important downstream effects on immune function and signaling Leronlimab is a humanized IgG4 monoclonal antibody directed against chemokine receptor 5 (CCR5) Leronlimab was first discovered to bind to the extracellular domains of CCR5 in 1999 Leronlimab is a once-a-week subcutaneous injection which may also be administered in IV form Leronlimab received Fast-Track Designation for mTNBC and HIV Treatment Leronlimab is an investigational new drug and is not yet approved or authorized by FDA or any other regulatory authority for any indication

CCR5 Inhibitors – Competitive Landscape 14 There are a total of 28 unique assets that target CCR5 Monoclonal antibodies: Leronlimab (SC) HGS004 (IV – suspended) HGS1025 (IV – suspended) To date only Selzentry (maraviroc) has been approved (for HIV Tx) Source: BioMedTracker (July 2022), CytoDyn Analysis

CCR5 Inhibitors – Indications Studied 1 2 2 2 2 2 2 3 18 Undisclosed Renal Disease/Failure Primary Sclerosing cholangitis (PSC) PBC & Hepatic Fibrosis PanC Neuropathic Pain Neurology – Other Liver Failure / Cirrhosis Ischemic Stroke Hep C Drug Toxicity Diabetic Neph. DME DM Type II COPD BC GVHD Solid Tumors RA NASH MS HIV Prev. COVID-19 Tx CRC HIV / AIDS Source: DataMonitor (July 2022), CytoDyn Analysis 15

CytoDyn CCR5 Inhibitors – Active Development Pipeline



Leronlimab Derivatives
CytoDyn
HIV PrEP
VAC-CRX
Bionor Holdings
HIV Prevention
RAP-103
Creative BioPeptides
Pain/Drug Tox/Neuro
OB-0020
Orion Bio.
Undisclosed Ind.
OB-002
Orion Bio.
Undisclosed Ind.
ENOB-HV-01
Enochian Bio.
HIV/AIDS Tx
Cenicrivoc
AbbVie
Type II Diabetes
Cenicrivoc
AbbVie
PBC
Leronlimab
CytoDyn
NASH & Solid Tumors
BMS-813160
BMS
PanC / CRC
Vicriviroc
Merck
CRC
Cenicrivoc
AbbVie
HIV/AIDS Tx
SB-728-T
Sangamo
HIV/AIDS Tx
Selzentry
GSK
HIV/AIDS Tx
Small Molecule
Monoclonal Ab
Cellular
Peptide
Vaccine
Unknown Modality
Preclinical
IND
Phase 1
Phase 2
Phase 3
NDA/BLA
Approved

***Source**: BioMedTracker (July 2022), CytoDyn Analysis*

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Unique Binding & Immunomodulating Properties CCR5 CCR5 352 aa 40.6 kDa O-linked glycosylation N-terminus Extracellular NH2 ECL1 ECL2 ECL3 Cytoplasmic phosphorylation palmitoylation 20 31 54 67 102 125 168 144 219 258 235 269 279 303 COOH 352 17

Leronlimab Clinical Development History 18 Leronlimab has been studied in over 1500 patients across 20+ clinical trials Infectious Disease HIV Treatment COVID-19 Treatment Oncology TNBC Basket Trial Liver Disease NASH Autoimmune GvHD

Leronlimab Clinical Development History 19 Leronlimab has been studied in over 1500 patients across 20+ clinical trials Clinical Hold Infectious Disease HIV Treatment COVID-19 Treatment Oncology TNBC Basket Trial Liver Disease NASH Autoimmune GvHD

Clinical Hold Status with FDA 20 5 items requested by the FDA: Investigator Brochure – Submitted in September Development Safety Update Report – Submitted in October Safety Management Plan – Submitted in November Aggregate Safety Analysis – In progress Benefit Risk Analysis – In progress FDA review ends 30 days following final submission In March of 2022 CytoDyn received a Full Clinical Hold for COVID-19 treatment and a Partial Clinical Hold for HIV Treatment from the FDA CytoDyn voluntarily withdrew the IND for COVID-19 CytoDyn is actively working on resolving the Partial Clinical Hold for HIV

Future Development 21

Refocusing Pipeline on High Value Opportunities 22 NASH Oncology HIV CCR5 Blockade with Leronlimab Studying immunologically colder tumors Developing longer-acting agents Opportunities in NASH and HIV-NASH populations

Future Development for Leronlimab

- Going forward CytoDyn is focusing on NASH, oncology, and earlier line HIV indications
- CytoDyn has already generated promising clinical signals in NASH and oncology
- Within NASH, CytoDyn is pursuing the broader NASH population as well as a segment of NASH patients with HIV, where CytoDyn is in a unique position to address both diseases
- Within Oncology, CytoDyn plans to pursue colorectal cancer (MSS population) and breast cancer ($HR^+/HER2^-$ and TNBC population), where the company has already generated promising clinical signals

Projected Market Size for NASH & HIV-NASH (2028)		Projected Market Size for BC & CRC (2028)	
General NASH Population	HIV + NASH	Colorectal Cancer (MSS)	Breast Cancer ($HR^+/HER2^-$)
~$20B*	~$4B**	~$8B***	~$18B***

*** Source:** *Average from DataMonitor Healthcare, Insight Partners, Market Growth Reports*
**** Source:** *No 3rd Party Data Available, CytoDyn Projections*
***** Source:** *Decision Resources Group*

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Epidemiology for Future Indications NAFLD & NASH Epidemiology (Prevelant Cases in the 7MM) Projected Number of Patients Millions 120 100 80 60 40 20 0 CAGR ~0.4% CAGR ~0.9% CAGR ~0.8% CAGR ~1.4% 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 US NAFLD US NASH EU5 + JP NAFLD EU5 + JP NASH Projected Number of Patients 300000 250000 200000 150000 100000 50000 0 HIV+NASH Epidemiology (Yearly Incidence in the 7MM) CAGR ~1.5% CAGR (~0.8%) 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 United States EU5 + JP mCRC Epidemiology (Yearly Incidence in the 7MM) Projected Number of Patients 140,000 120,000 100,000 80,000 60,000 40,000 20,000 – CAGR ~0.2% CAGR ~0.8% 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 United States EU5 + JP mHR+/HER2- Epidemiology (Yearly Incidence in the 7MM) Projected Number of Patients 20,000 15,000 10,000 5,000 – CAGR ~0.2% CAGR ~0.8% 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 United States EU5 + JP Source: DataMonitor (July 2022), CytoDyn Analysis 24

NAFLD & NASH – Disease Background 25 The diagnosis of non-alcoholic fatty liver disease (NAFLD) requires evidence of hepatic steatosis and the lack of secondary causes of liver fat accumulation such as substantial alcohol consumption, long-term use of a steatogenic medicine, or monogenic hereditary disorders. NASH is a more advanced form of NAFLD where there is liver inflammation with hepatocyte injury, which can lead to hepatic fibrosis. Although the presence of fibrosis is not required for a diagnosis of NASH, fibrosis is present in over 80% of NASH patients. For this reason, NASH patients are often further segmented by their fibrosis stage. Detection of fibrosis is important as it is linked to worse outcomes for patients. NASH can lead to serious clinical burden due to the high liver-related and non-liver-related mortality rates associated with the disease. Moreover, advanced NASH patients are at increased risk of developing cirrhosis, which is linked to liver decompensation, end-stage liver disease, and hepatocellular carcinoma.

NAFLD & NASH – Disease Progression THE NON-ALCOHOLIC FATTY LIVER DISEASE (NAFLD) SPECTRUM REVERSIBLE REVERSIBLE IRREVERSIBLE IRREVERSIBLE Healthy liver 15-30% NAFLD 12-40% NASH 15-25% Cirrhosis ~7% Hepato-cellular carcinoma 50% Liver transplant / Death RISK FACTORS INCLUDE: - OBESITY – DIABETES – ARTERIAL HYPERTENSION – DYSLIPIDEMIA -INSULIN RESISTENCE -GENETIC FACTORS PRESENCE OF HEPATIC STEATOSIS WITH NO EVIDENCE OF HEPATOCELLULAR INJURY PRESENCE OF HEPATIC STEATOSIS PLUS INFLAMMATION AND SCARRING.

HIV-NASH – Disease Background 27 The burden of liver-related morbidity remains high among HIV-infected patients, despite advances in the treatment of HIV and viral hepatitis. The impact of non-alcoholic fatty liver disease (NAFLD) is significant with a prevalence of up to 50%. Both HIV infection itself and combination antiretroviral therapy (cART) can contribute to the development of NAFLD/NASH in various ways: As ongoing HIV-related immune activation is associated with insulin resistance, mitochondrial dysfunction, and dyslipidemia, early initiation of cART is needed to limit its duration. However, the use of early-generation nucleos(t)ide reverse transcriptase inhibitors and protease inhibitors is also associated with the development of NAFLD/NASH. Patients with HIV are typically excluded from NASH clinical trials, creating an unmet clinical need that is not currently being addressed

Metastatic CRC – Background and Treatment 28 CRC typically develops through the proliferation of mucosal epithelial cells of the gastrointestinal (GI) wall, eventually forming a polyp or adenoma. As with many other cancers of the GI tract, the vast majority (>95%) are adenocarcinomas. CRC stands as the second deadliest and third most diagnosed form of cancer worldwide The most commonly prescribed targeted therapies in front-line mCRC are angiogenesis inhibitors, particularly bevacizumab, which is available for most tumor types and alongside most chemotherapy combinations. Other drugs, such as Erbitux and Braftovi, are limited by gene expression, whereas PD-1 inhibitors Keytruda, Opdivo, and most recently Jemperli may be used in MSI-H tumors (~10-15% of mCRC). However, these PD-1 inhibitors have failed to show success in micro satellite stable (MSS) tumors to date

Breast Cancer HR+/HER2- – Disease Background 29 Hormone receptor-positive (HR+) is the most common breast cancer subtype, with approximately 70% of breast cancers presenting with overexpression of estrogen receptors, progesterone receptors, or both. Overexpression of the hormone receptors allows estrogen and progesterone to drive tumor growth and proliferation. Therefore, endocrine therapy remains the standard treatment for advanced patients with HR+/human epidermal growth factor receptor 2-negative (HER2-) breast cancer. Worldwide, breast cancer is the most common cancer in terms of new cases and the fifth-leading cause of cancer-related death regardless of gender. In the US, breast cancer is the most common cancer in women and the fourth-leading cause of cancer-related death regardless of gender, behind lung cancer, colorectal cancer, and pancreatic cancer.

NASH & Leronlimab 30 Mazen Noureddin, M.D., M.H.Sc. Director of the Houston Liver Institute

Background - Non-Alcoholic Steatohepatitis (NASH) Non-alcoholic steatohepatitis (NASH) is a chronic liver disease characterized by the presence of hepatic inflammation and cell injury due to hepatic fat accumulation (steatosis) in ≥5% of hepatocytes Patients with advanced fibrosis due to NASH are at significantly higher risk of liver‐related mortality Despite its very high burden, there are currently no approved pharmacological therapies for NASH Recent studies targeting chemokine-mediated inflammatory signaling pathways that may reduce liver fat and scar tissue formation indicate the great potential of immune modulation as a therapeutic strategy in NASH(1) 31 Lefere S, Puengel T, Hundertmark J, Penners C, Frank AK, Guillot A, de Muynck K, Heymann F, Adarbes V, Defrêne E, Estivalet C, Geerts A, Devisscher L, Wettstein G, Tacke F. Differential effects of selective-and pan-PPAR agonists on experimental steatohepatitis and hepatic macrophages. J Hepatol. 2020 Oct;73(4):757-770. doi: 10.1016/j.jhep.2020.04.025. Epub 2020 Apr 29. PMID: 32360434.

NAFLD & NASH – Disease Progression


THE NON-ALCOHOLIC FATTY LIVER DISEASE (NAFLD) SPECTRUM
REVERSIBLE
REVERSIBLE
IRREVERSIBLE
IRREVERSIBLE
Healthy liver
15-30%
NAFLD
12-40%
NASH
15-25%
Cirrhosis
~7%
Hepato-cellular carcinoma
50%
Liver transplant / Death
RISK FACTORS INCLUDE:
- OBESITY
- DIABETES
-ARTERIAL HYPERTENSION
-DYSLIPIDEMIA
-INSULIN RESISTENCE
-GENETIC FACTORS
PRESENCE OF HEPATIC STEATOSIS WITH NO EVIDENCE OF HEPATOCELLULAR INJURY
PRESENCE OF HEPATIC STEATOSIS PLUS INFLAMMATION AND SCARRING.

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CytoDyn NAFLD & NASH – Molecular Pathways to Fibrosis

CCR2 and CCR5 as targets in NASH and liver fibrosis

The accumulation of hepatic fat causes cellular stress and the release of chemokines, notably CCL2 (= MCP-1), from hepatocytes, Kupffer cells, endothelial and stellate cells.

This promotes the infiltration of circulating CCR2+ monocytes, which differentiate into monocyte-derived macrophages. These cells contribute to the progression of NASH by maintaining an inflammatory environment and by activating hepatic stellate cells, promoting collagen deposition. These CCR2+ Ly6Chigh macrophages can mature into Ly6Clow restorative macrophages which boost resolution of inflammation.

<u>**CCR5 is expressed by stellate cells and is involved in their profibrogenic activation and proliferation.**</u> This concept is based on experimental mouse models of steatohepatitis and fibrosis.


Kupffer cells
CCL2
Circulating monocytes
CCR2+ Ly6Chigh
Stellate cells
CCR2 inhibitors
Monocyte-derived macrophages
TGF-β
Galectin-3
TNF-α
IL-1β
CCR2+ Ly6Chigh
Fat-laden hepatocytes
Activated myofibroblast
Apoptosis
Maturation
Phagocytosis
CCR5 inhibitors
Ly6Clow
Collagen
Collagen degradation
Restorative macrophages

***Source**: Lefere et al., Expert Opinion on Investigational Drugs (2020)*

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The CCR5 Receptor as a therapeutic target in NASH 34 CCR5 is G Protein coupled receptor. Acts as a receptor for chemokines. Cognate ligands include CCL3, CCL4, and CCL5 (Rantes) Macrophage-mediated inflammation and hepatic stellate cell activation are key drivers of progression at multiple stages of the disease. CCR5 is present on both.

CCR5 and the Inflammatory Response In NASH, liver homeostasis is impaired due to an accumulation of toxic lipids which can activate both Kupffer cells (KCs) and tissue-resident macrophages resulting in the production of fibrogenic cytokines and chemoattractant chemokines such as transforming growth factor-beta(TGF-B) and monocyte chemoattractant protein-1 (MCP-1) Not only do these cytokines/chemokines promote transdifferentiation of hepatic stellate cells (HSCs) into myofibroblasts (the primary source for fibrillary collagens), but they also amplify the immune response by recruiting additional cells into the damaged area Recruitment of extra-hepatic inflammatory cells to the site of hepatic injury is typically mediated by interactions between cytokines/chemokines and their receptors It has also been shown that patients with NASH also have high levels of C-C chemokine receptor 5 (CCR5) and the associated ligand, CCL5, thus demonstrating a potential role of CCR5 and its ligands in liver fibrosis Furthermore, anti-inflammatory and anti-fibrotic effects have been reported in pre-clinical models of NASH following the use of monoclonal antibodies targeting chemokine signaling pathways CCR5 has thus become an attractive target for the clinical development of new antifibrotic therapies(2) 35 Lefebvre E, M. G. Antifibrotic Effects of the Dual CCR2/CCR5 Antagonist Cenicriviroc in Animal Models of Liver and Kidney Fibrosis. 2016; 11(6), e0158156.

CDI-NASH-01: Design Treatment Allocation (Leronlimab* vs. Placebo) Treatment given weekly (+-1 days relative to last dose Part1 Screening Double blind, Placebo-controlled (Randomized 1:1) Treatment Follow-up Week -4 Week 0 Week 1 Week 13 Week 14 Week 18** Treatment Allocation End of treatment visit (Leronlimab*) Treatment given weekly (+-1 days relative to last dose) Part2:Screening Single-arm, Open-label treatment Follow-up Week -4 Week 0 Week 1 Week 13 Week 14 End of Treatment visit Week 18** *Leronlimab given subcutaneously ** 28 (+- 3) Days after the End of Treatment (EOT) or Early Termination (ET) visit Designed as a multi-center Phase 2a trial, subsequently converted into an exploratory study to evaluate dose, efficacy, and safety of leronlimab 700 mg and 350 mg along with biomarkers to help design future trials and explore mechanisms of action 36

CDI-NASH-01: Results – Demographics Full analysis data set Number of participants Sex Male Female Number of participants Race Caucasian Black Number of participants Ethnicity Hispanic/ Latino Non-hispanic/ Latino Placebo (n=28) LRM 700 (n=22) LRM 350 (n=22) African American 37

CDI-NASH-01: Results – Adverse Events (Safety)


Safety Data Sets
Vascular disorders
Skin and subcutaneous tissue disorders
Respiratory, thoracic and mediastinal disorders
Renal and urinary disorders
Nervous system disorders
Metabolism and nutrition disorders
Investigations
Injury, poisoning and procedural complications
General disorders and administration site conditions
Gastrointestinal disorders
Eye disorders
Endocrine disorders
Blood and lymphatic system disorders
0
5
10
15
Number of adverse events
Placebo
350mg
700mg
700mg Haplotype

38

CDI-NASH-01 All Groups: Well Tolerated Number of adverse events 0.0 1.0 2.0 3.0 Placebo 700mg 350mg 700mg HM P=0.882 P=0.674 39

CDI-NASH-01: Results – MRI PDFF Proton density fat fraction (PDFF) – percent (percent change from baseline) Full analysis set (PDFF) -100 -50 0 50 100 150 p=0.136 p=0.006 p=0.014 p=0.008 p=0.020 p=0.027 9.85 3.75 -27.88 -1.09 -5.94 -4.37 -9.27 Placebo (n=28) 700mg (n=22) 700mg Haplotye (n=5) Pooled*(n=44) 350mg (n=22) 350mg >875 msc (n=14) 350mg >950 msec (n=8) All analyses performed were exploratory. Normal Abnormal Severe *350mg+700mg p values are from Willcoxon Rank Sum text Not adjusted for multiplicity MRI-PDFF is being studied as an imaging surrogate endpoint for the fat density in the liver.40

CDI-NASH-01: Results – Fibro-Inflammation by MRI cT1 Iron corrected T1 mapping (CT1) – msec (absolute change from baseline) Full analysis set (CT1) -400 -200 0 200 400 p=0.059 p=0.013 p=0.013 p=0.021 p=0.011 p=0.009 -27.64 -2.73 -45.40 -13.30 -24.38 -42.0 -68 86 Placebo (n=28) 700mg (n=22) 700mg Haplotye (n=5) Pooled*(n=43) 350mg (n=21) 350mg >875 msc (n=13) 350mg >950 msec (n=9) All analyses performed were exploratory. Normal Abnormal Severe *350mg+700mg p values are from Willcoxon Rank Sum text Not adjusted for multiplicity MRI-cT1 is being studied as an imaging surrogate endpoint for hepatic fibro-inflammation. This is a critical unmet need in the NASH space, as many agents have been unable to show reductions in fibro-inflammation despite reductions in hepatic steatosis.41

NASH01 350 mg Groups: Improved Liver Function Tests 42 Biomarker (mean change baseline to week 14) Placebo (n=28) 350 mg (n=22) 350 mg cT1  875 (n=14) 350 mg cT1  950 (n=8) Alkaline Phosphatase U/L -0.1 -2.82 -3.16 -7.25* ALT (Alanine Aminotransferase) U/L -0.11 -2.5 -2.7 -8.3 AST (Aspartate Aminotransferase) U/L 1.29 -5.3 -5.5 -13.0 Gamma Glutamyl Transferase (GGT) U/L -2.3 -1.3 -2.5 -6.13 34% Subjects at baseline had elevation of one or more Liver function tests P values are from ANCOVA or Wilcoxon Rank Sum test as appropriate; *p<0.05, **p<0.01, ***p<0.001 versus placebo (not adjusted for multiplicity) Baseline ALT 50 (n = 8) had reductions in ALT for 350 mg compared to placebo Elevated ALT 350 ALT mean reduction -29.3 U/L PDFF mean reduction -18% cT1 mean reduction -69 ms Elevated ALT Placebo ALT mean reduction -4.2 U/L PDFF mean increase +6% cT1 mean increase +5 ms Analyses are exploratory. Further trials are needed with larger numbers of patients with elevated liver function at baseline

NASH01 350 mg Groups: Reduced Chemotactic Proteins Biomarker (mean change baseline to week 14) Placebo (n=28) 350 mg (n=22) 350 mg cT1 875 (n=14) 350 mg cT1 950 (n=8) IL-1 (Interleukin 1) Beta pg/mL 0.16 0.00 0.00 0.00 IL-1RA (Interleukin 1 Receptor Antagonist) pg/mL 17.04 -28.36* -34.79** -26.25 IL-6 (Interleukin 6) pg/mL 0.19 -0.28 -0.44 -0.30 IL-8 (Interleukin 8) pg/mL 0.19 -0.28 -0.44 -0.30 IL-8 (Interleukin 8) pg/mL -0.071 -2.80** -1.26*** -4.25** TNF Receptor 2 (sTNFR-2) ng/mL 0.82 -2.2*** -2.0*** -2.7*** P values are from ANCOVA or Wilcoxon Rank Sum test as appropriate; *p<0.05, **p<0.01, ***p<0.001 versus placebo (not adjusted for multiplicity) These analyses are exploratory but show leronlimabreduces key markers of inflammation involved in NASH 45

CytoDyn NASH01 350 mg Groups: Reduced VCAM Biomarker (mean change baseline to week 14) Placebo (n=28) 350 mg (n=22) 350 mg cT1 875 (n=14) 350 mg cT1 950 (n=8) VCAM (Vascular Cell Adhesion Molecule) ng/mL 10.2 -93.8*** -94.2*** -81.0* S100A12 EN RAGE ng/mL 57.75 -80.09** -115.50** -169.0* EN RAGE (extracellular newly identified receptor for advanced glycation end products binding protein). P values are from ANCOVA or Wilcoxon Rank Sum test as appropriate; *p<0.05, **p<0.01, ***p<0.001 versus placebo (not adjusted for multiplicity) These analyses are exploratory but suggest new differentiating mechanisms of action for leronlimab 44

Biomarker (mean change baseline to week 14) Placebo (n=28) 350 mg (n=22) 350 mg cT1 875 (n=14) 350 mg cT1 950 (n=8) IL-1 (Interleukin 1) Beta pg/mL 0.16 0.00 0.00 0.00 IL-1RA (Interleukin 1 Receptor Antagonist) pg/mL 17.04 -28.36* -34.79** -26.25 IL-6 (Interleukin 6) pg/mL 0.19 -0.28 -0.44 -0.30 IL-8 (Interleukin 8) pg/mL 0.19 -0.28 -0.44 -0.30 IL-8 (Interleukin 8) pg/mL -0.071 -2.80** -1.26*** -4.25** TNF Receptor 2 (sTNFR-2) ng/mL 0.82 -2.2*** -2.0*** -2.7*** P values are from ANCOVA or Wilcoxon Rank Sum test as appropriate; *p<0.05, **p<0.01, ***p<0.001 versus placebo (not adjusted for multiplicity) These analyses are exploratory but show leronlimabreduces key markers of inflammation involved in NASH 45

NASH01 350 mg Groups: Improvements in CV Markers Biomarker (mean change baseline to week 14) Placebo 350 350 cT1>850 350 cT1>950 Apolipoprotein A1S mg/dL -3.2 7.4 9.2 2.3 High Density Lipoprotein (HDL) U/L -1.1 2.05 2.0 0.4 LDL/HDL U/L 0.72 0.09 0.11 0.095 Neutrophil to Lymphocyte Ratio K/uL 0.038 -0.40** -0.52*** -0.32* Tissue Inhibitor Metalloproteinases 1 ng/mL -0.25 -18.27* -17.26 -25.3 EN RAGE ng/mL 57.75 -80.09** -115.50** -169.0* VCAM (Vascular Cell Adhesion Molecule) ng/mL 10.2 -93.8*** -94.2*** -81.0* P values are from ANCOVA or Wilcoxon Rank Sum test as appropriate; *p<0.05, **p<0.01, ***p<0.001 versus placebo (not adjusted for multiplicity) These analyses are exploratory but the mechanism of action for leronlimabappears to be multifactorial with implications for systemic reductions in vascular permeability, arterial stiffness, and oxidative stress. 46

CDI-NASH-01: Conclusions All analyses performed were exploratory Treatment with leronlimab was generally well tolerated in both Part 1 and Part 2 Part 1: Leronlimab 700 mg did not reduce mean change in PDFF and cT1 from baseline to week 14 vs. PBO Part 2: Leronlimab 350 mg significantly reduced mean change in PDFF and cT1 from baseline to week 14 vs. PBO Despite increased fibro-inflammation, in patients with moderate and severe cT1 values at baseline, leronlimab 350 mg still showed significantly reduced cT1 from baseline to week 14 vs. placebo Part 1 & Part 2 pooled Pooled 350 mg + 700 mg group also had significant reductions in PDFF and cT1 vs. placebo Although small sample size (n=5) CCR5 haplotype analysis is suggestive that specific haplotypes may be better suited for the 700 mg dose of leronlimab Results warrant additional follow-up in a larger trial 47

Leronlimab in Oncology – Clinical Data 4 8

Leronlimab in Patients with mTNBC - Clinical Data CD-07: TNBC Phase 1b/2 (n =10) NCT03838367 CD-07: TNBC Compassionate Use (n =16) NCT04313075 CD-09 Basket Study TNBC (n=2) NCT04504942 n = 28 mTNBC pts 49

mTNBC Patient Overview Data was available and pooled from three sources (n = 28 patients): All patients were listed as mTNBC n=16 were from Compassionate Use n=10 were from mTNBC trial n=2 were from Basket trial Patients received ≥1 dose of Leronlimab (range 1 - 33 doses) Doses ranged from 350mg - 700mg 4 patients had dose escalation per study protocol Average age was 52 (range 33 - 75) Data was as reported by August 15, 2021 Standard of Care and Sacituzumab Govitecan used as references Standard of Care (SOC) and Sacituzumab Govitecan (SG) were not evaluated directly in these studies SOC and SG reference lines are for hypothetical reference only from historical controls 50

Drugs Used in Combination with Leronlimab Carboplatin Pacitaxel + Carboplatin Gemcitabine + Carboplatin Eribulin Capecitabine Pemetrexed Atezolizumab nab-paclitaxel + Atezolizumab Abraxane + Atezolizumab Capecitabine + Atezolizumab No cross reactions were observed, but sample sizes are small 51

Safety Data: TRAEs, TEAEs, and SAEs (n=28) Treatment Emergent & Treatment Related Adverse Events TEAEs leronlimab grade 3-4 TEAEs leronlimab any grade TEAEs 3-4 TEAEs any grade only Leronlimab Related TNBC Compassionate+Basket n=1 n=7 n=8 n=68 0 10 20 30 40 50 60 70 80 Serious Adverse Events SAE related to treatment SAE related to leronlimab SAE N-13 SAEs were related disease progression, not treatment TNBC Compassionate+Basket n=1 n=0 n=14 0 2 4 6 8 10 12 14 16 Note: One patient had no TEAEs at last visit, but final EOT was not available 52

Safety Data: Top 13 treatment related TEAEs N=28 Percent of Patients =Grade 1/2 , =Grade 3/4 0% 5% 10% 15% 20% 25% 30% Fatigue Headache Constipation Nausea Cough Anemia Hyponatremia Neutrophil count Platelet count Hypertension Diarrhea gastrointestinal disorder hypothyroidism Only leronlimab related Grade 3/4 TEAE Type 53

KM Plots of Leronlimab Treated Population (n=28) *PFS for standard ≥3rd line therapy = 2.3 months **OS for standard ≥3rd line therapy = 6.5 months n=11/28 patients had bone and/or brain mets SG trial excludes brain or bone mets. Probability of PFS (%) Time (months) Greater than SOC Median PFS=3.8 months 0% 25% 50% 75% 100% 0 3 6 9 12 Reference median for Standard of Care Reference median for SG Trial 95% Confidence Interval Survival Curve Probability of OS (%) Time (months) Similar to SOC Median OS=6.6 months 0% 25% 50% 75% 100% 0 3 6 9 12 The SOC and SG medians are historical references from data outside of any leronlimab trial; no conclusions about leronlimab should be drawn based on such post-hoc historical comparisons. 54

KM Plots of Population without Prior Brain Mets 95% Confidence Interval Survival Curve PFS Total mTNBC Population ≥ 1 dose of Leronlimab (n = 22) *PFS for standard ≥3rd line therapy=2.3 months**OS for standard ≥3rd line therapy=6.6 months Probability of PFS (%) Time (months) Greater than SOC Median PFS=3.8 0% 25% 50% 75% 100% 0 3 6 9 12 Reference median for Standard of Care Reference median for SG Trial in patients without Brain Metastases OS Total mTNBC Population ≥ 1 Dose of Leronlimab (n=22) Probability of OS (%) Time (months) Similar to SG Median OS=N/A 0% 25% 50% 75% 100% 0 3 6 9 12 The SOC and SG medians are historical references from data outside of any leronlimab trial; no conclusions about leronlimab should be drawn based on such post-hoc historical comparisons. 55

KM Plots Based on Leronlimab Dose Used (n=28) Reference median for Standard of Care Reference median for SG Trial Probability of PFS (%) HR: 3.5 (95%CI=1.1-11.5, p=0.0835) Similar to SOC Time (months) n=19 350mg Dose 525-700mg Dose Time (months) 0% 25% 50% 75% 100% 0 3 6 9 12 Probability of OS (%) 350mg Dose 525-700mg Dose Similar to SG n=19 n=9 HR: 4.5 (95%CI=1.0-19.6, p=0.1007) Time (months) 0% 25% 50% 75% 100% 0 3 6 9 12 *4 patients increased dose from 350 to 525 and were included in the higher dose group The SOC and SG medians are historical references from data outside of any leronlimab trial; no conclusions about leronlimab should be drawn based on such post-hoc historical comparisons. 56

KM Plots of Carboplatin & Leronlimab Population Patients includes mTNBC trial and Compassionate Use Trial PFS Total mTNBC Population ≥1 dose of Leronlimab (n = 13) Probability of PFS (%) Greater than SOC Median PFS = 3.9 months Time (months) 0% 25% 50% 75% 100% 0 3 6 9 12 OS Total mTNBC Population ≥1 Dose of Leronlimab (n = 13) Probability of OS (%) Greater than SG & SOC Median OS = 12+ months Time (months) 0% 25% 50% 75% 100% 0 3 6 9 12 Reference median for Standard of Care Reference median for SG Trial 95% Confidence Interval Survival Curve The SOC and SG medians are historical references from data outside of any leronlimab trial; no conclusions about leronlimab should be drawn based on such post-hoc historical comparisons. 57

Changes in Tumor Growth by PET/CT Based on n=12 patients with RECIST Scans Change in Tumor Size after Induction (%) New Disease, Progressive Disease, or Death Dropped of Study Treatment Ongoing Time (months) Progressive Disease Stable Disease Partial Response 756-047A 707-002 708-005 708-004 703-005 706-001A 703-001A 756-034A 756-058 703-006 703-007 707-005 -100% -50% 0% 50% 100% 0 3 6 9 12 Change in Tumor Size after Induction (%) =Stable Disease =Partial Response =leronlimab single agent Progressive Disease Stable Disease Partial Response -50% -20% 0% 25% 50% 57

Phase Ib/II mTNBC Changes in Tumors by PET/CT 350mg Leronlimab + Carboplatin 525mg Leronlimab + Carboplatin 700mg Leronlimab + Carboplatin Change in Target Lesion Size at Follow-Up Scan Percent Change in Target Lesion Size (%) * 701-001 and 707-005 progressed before follow-up scan Weeks 12 24 36 706-001 701-001 703-001 708-004 703-005 707-002 703-006 708-005 703-007 707-005 -60 -50 -40 -30 -20 -10 0 10 20 30 Maximum Change in Tumor Size Change in Tumor Size (%) **=Carboplatin discontinued during trial and leronlimab used as a single agent for some time ** 707-002 703-001 708-004 703-006 706-001 708-005 703-005 703-007 Patient -70 -60 -50 -40 -30 -20 -10 0 10 20 30 59

Title: Changes in Circulating Tumor Associated Cells Predicts Progression Free and Overall Survival in Metastatic TNBC Patients after Induction with the Anti-CCR5 Drug Leronlimab Same TNBC patient population pooled from three leronlimab studies described previously CCR5 expression in a CAML (a) and CTC (b) from mTNBC disease (Red = CCR5, Blue = nucleus, Green = Cytoplasm) 60

61 Leronlimab in Patients with CRC - Clinical Data CD-09 Basket Study CRC (n=6) NCT04504942 n = 6 CRC pts

62 Colorectal Patients with Available PET/CT Progressive Disease -25% 25% 50% 0% -50% Change in Tumor Size after Induction (%) Partial Response Progressive Disease Stable Disease -75% -75% ** * 0 0% 100% Change in Tumor Size after Induction (%) 50% Time (months) 3 6 9 12 -100% -50% Partial Response Progressive Disease Stable Disease =Partial Response = No measurable lesion on PET * = Dropped off Study prior to scan ** Trial Closed (Treatment Ended) n=1, Dropped of Study prior to PET Scan Progression with New Disease Continued leronlimab without further PETs 901-023 901-019 901-021 901-030 901-034 901-058

Microenvironment and IO in Cancer Therapy 63 Stefan Glück MD PhD FRCPC Professor em. of Medicine Oncology Hematology Immunology Biotech

64 Paradigm shift in cancer therapy Tumor cell Historical paradigm: Targeting tumor cells Lymphocyte NK New paradigm: Targeting immune cells W H Fridman et al., Nature Rev. Cancer, 12, 298-306, 2012

The Tumor Microenvironment (TME) DC Mast cell Macrophage MDSC Tumour core NK cell Immature DC Invasive margin Tumour bed FDC T cell CTL B cell Stroma TLS W H Fridman et al., Nature Rev. Cancer, 12, 298-306, 2012 65

CytoDyn

Multiple Aspects of the Anti-Tumor Immune Response



B Cell
B Cell
Antigen
Tumor Cell
Fc Antibody
Antibody-mediated Phagocytosis
T Cell
T Cell
Tumor Cell
MHC-antigen Complex
Death
Tumor Cell
Macrophage/ Monocyte
Marophage
Fc Antibody
Tumor Cell
Fc Receptor
Antigen
Death
NK Cell
NK Cell
Fc Antibody
Tumor Cell
Fc Receptor
Antigen
Death
Suppressor Cells
TREG
MDSC
Immune Cells
Dendritic Cell
T Cell
NK Cell
NKT Cell
Death
Death
Tumor Cell

66

The Cancer Immune Cycle


4. Trafficking of T cells to tumors
CX3CL1, CXCL9, CXCL19, CCL5
CXCL12 – CXCR4 inhibitors
Stromal Activation (Vitamin B receptor agonists)
3. Priming and activation
anti-CTLA-4
anti-PD-1/PD-L1
adoptive T cell therapy
cyclophosphamide
blood vessel
lymph node
5. T cell infiltration into tumors
LFA1/ICAM1
Selectins
B-cell and Myeloid cell regulators (BTK)
Anti-DLL4
VEGF
Endothelin B receptor
2. Cancer antigen presentation
CD40 agonists
TLR agonists
OX40 Agonists
Anti-CD47
Anti-CTLA-4
tumor
6. T cell recognition of cancer cells
Vaccines
E.g. GVAX/CRS207
7. T cell killing of cancer cells
IDO-inhibirots
anti-PD-1/PD-L1
1. Release of cancer cell antigens
Chemotherapy, vaccines
Targeted therapies

Adapted from Immunity 39:1 2013

67

The Nobel Prize in Physiology or Medicine 2018 Illustrations: Niklas Elmehed James P. Allison Tasuku Honjo “for their discovery of cancer therapy by inhibition of negative immune regulation” THE NOBEL ASSEMBLY AT KAROLINSKA INSTITUTET 68

Three Categories of Response to Anti-PD-1/PD-L1 Non-responders Moderate responders Higher responders PD1-PDL1 Monotherapy ORR Glioblastoma Prostrate Pancreatic CRC MSS Cervical Endometrial Mesothelioma Ovarian SCLC HCC Breast NSCLC H&N Renal Bladder Esophageal Gastric Melanoma ORR (%) 69

Indication Selection and Patient Segmentation Based on Categories of Tumor Immune Profile Phenotypic profile IFNg/Cytolytic Signature Other molecular signature Disease Immune Profile Mutational burden Antigen processing machinery and presentation Pre-Existing Immunity (20-40%)? Non-functional Immune Response Excluded Infiltrate Immune Desert 70

Chemotherapy:
Pleiotropic Stimulatory Effects on the Immune System


T cell function &
Th1 and MPh
polarization
Th1
CTL
Increase in antigen presentation/
crosspresentation via dendritic cells; MHC I
upregulation; epitope spreading
Chemo-
therapy
tumor-antigen release/
presentation; danger signal
release; immunogenic cell
death
Proinflammatory
cytokines
IL-2
IL-15
IFN-γ
Treg &
MDSC
depletion

71

72 Unique MoA of Leronlimab in Immuno-Oncology 1 2 3 4 5 Macrophage Repolarization - conversion of M2 macrophages (pro-tumor) into M1 macrophages (anti-tumor) Reduction of metastatic tumor volume and reduced metastasis Prevents Tumor Angiogenesis - CCL5 (RANTES) promotes VEGF-dependent angiogenesis of blood supply to support tumor growth CCL5 suppresses cytotoxic T cell activity, increases recruitment of Tregs, promotes Th2 responses, and tumor angiogenesis Leronlimab binds to CCR5-positive human breast cancer cells with up to 98% efficiency

73 The Potential Role of CCR5 in the TME Ward ST, Li KK, Hepburn E, Weston CJ, Curbishley SM, Reynolds GM, Hejmadi RK, Bicknell R, Eksteen B, Ismail T, Rot A, Adams DH. The effects of CCR5 inhibition on regulatory T-cell recruitment to colorectal cancer. Br J Cancer. 2015 Jan 20;112(2):319-28. doi: 10.1038/bjc.2014.572. Epub 2014 Nov 18. PMID: 25405854; PMCID: PMC4301825. Immune Surveillance – T-regs - MDSC’s, CCL5 T-regs CCL5 VEGF VCAM CCL2

Leronlimab in Patients with mTNBC - Clinical Data

CD-07: TNBC Phase 1b/2
(n =10)
NCT03838367

CD-07: TNBC Compassionate Use
(n =16)
NCT04313075

CD-09 Basket Study TNBC
(n=2)
NCT04504942

→ n = 28 mTNBC pts

74

Results from CTC and CAML Studies in mTNBC Changes in Circulating Tumor Associated Cells Predicts Progression Free and Overall Survival in Metastatic TNBC Patients after Induction with the Anti-CCR5 Drug Leronlimab 75

Results from CD-07: TNBC Phase 1b/2 A phase 1b/2 study of leronlimab combined with carboplatin in patients with CCR5+ metastatic Triple-Negative Breast Cancer (mTNBC) 76

77 Overall Conclusions for mTNBC Studies Based on the analysis of 28 mTNBC patients treated with leronlimab who had failed ≥1 line of previous therapy and its historical comparison with SOC chemotherapy treatment or Sacituzumab Govitecan (SG) treatment, including those with brain or bone metastases: The median overall survival for patients that received leronlimab + carboplatin was greater than 12 months, regardless of brain or bone metastases, and with more than one line of previous failed therapy, which is superior to standard of care chemotherapy (6.6 months) or SG (11.8 months) The median overall survival for patients that received higher doses (≥525 mg) of leronlimab was 12+ months, regardless of brain or bone metastases, and with more than one line of previous failed therapy, which is also superior to standard of care chemotherapy and SG The median progression-free survival for patients that received higher doses of leronlimab (≥525 mg) have significantly longer mPFS of 6.2 months. (95% CI: 2.6 months - 7.5 months) compared to standard of care chemotherapy in third line setting of 2.3 months (95% CI: 2.3 – 2.5 months) or compared to SG treatment (including patients with brain metastases) after first line setting of 4.8 months (95% CI: 4.1 months – 5.8 months). 92% of the patients that had measurable lesions prior to start of leronlimab had stable disease or partial response in target legions after the 1st dose of leronlimab. 1 2 3 4

Sustaining proliferative signaling Evading growth suppressors Nonmutational epigenetic reprogramming Avoiding immune destruction Enabling replicative immortality Tumor-promoting inflammation polymorphic microbiomes Activating invasion & metastasis Inducing or accessing vasculature Senescent cells Genome instability & mutation Resisting cell death Deregulating cellular metabolism Unlocking phenotypic plasticity Figure 6. Hallmarks of Cancer — new additions. Depicted are the canonical and prospective new additions to the “Hallmarks of Cancer.” This treatise raises the possibility, aiming to stimulate debate, discussion, and experimental elaboration, that some or all of the four new parameters will come to be appreciated as generic to multiple forms of human cancer and hence appropriate to incorporate into the core conceptualization of the hallmarks of cancer.

“The Promise” Control Chemotherapy/Targeted therapies Immune checkpoint blockade Immunotherapy combinations Enriched population Survival Time Rlbas A. Presented at: BIT’s 3rd Annual World Congress of Microbes (WCM); 30 Julty – 1 August 2013: Wuhan, China, Rlbas A, et al. Clin Cancer Res. 2012;18(2):336-341. Drake CG. Ann Oncol. 2012,23(suppl 8):vII41-vIII46

CCR5 in HIV Prevention and Cure 80 Jonah B. Sacha, Ph.D. Oregon Health & Science University

CCRS is Critical in Sexual Transmission of HIV CytoDyn LETTERS TO NATURE Resistance to HIV-1infection In caucasian individuals bearing mutant alleles of the CCR-5 chemokine receptor gene MichelSamson ·,Frederick Ubert , Benjamin J. Ooranzt, Joseph Ruckert, Corinne Uesnardt, Claire-Michele Farber§, Sentob Saragosti 1 .Claudine Lapoumeroulie , Opinion I Published: 01 April 2006 Selective transmission of CCRS-utilizing HIV-1: the ·gatekeeper· problem Leonid Margolis & Robin Shattock resolved? Jacqueline Cognaux#,Christine Forceille#, Gaetan Muyldermans#, Chris Verhofstede#, Guy Burtonboy#, MichelGeorges .. .Tsuneo lmai*·, ShaliniRanatt, Yanji Yitt, Robert J.Smythtt, Ronald G.Collmantt,Robert W.Domst, Gilbert Vassart H & Marc Parmentier• REPORTS I VOLUME 86. ISSUE 3. P367-377. AUGUST 09. 1996 Genetic Restriction of HIV-1 Infection and Progression to AIDS by a Deletion Allele of the CKR5 Structural Gene Michael Dean*, Mary Carrington*, Cheryl Winkler, Gavin A. Huttley, Michael W.Smith, Rand o Allikmets, James J. Goedert,-· istance of tion · xton • Sunny Choe • ... Heidi Stuhlmann • R p • n L • Hemophilia Growth and Development Study, Multicenter AIDS Cohort Study, Multicenter Hemophilia Cohort Study, San Franci! 81 andau iel R Natha ichar d A Kou William A Pa Rong Liu Homozygous De fe ct in HIV-1 Coreceptor Acco unts f or Res Some Multipl y-E xposed Individuals to HIV-1 Infec ARTI CLE Cell t' nature reviews microbiology

CCR5 in HIV Cure Patient No More Timothy Brown-a.k.a. “the Berlin Patient”-is the Man Who Once Had HIV. “Berlin patient” Timothy Brown HIV remission 13 years 82

CCR5 in HIV Cure Patient No More Timothy Brown-a.k.a. “the Berlin Patient”-is the Man Who Once Had HIV. “Berlin patient” Timothy Brown HIV remission 13 years “London patient” Adam Castillejo HIV remission >4 years 83

CCRS in HIV Cure cytoDyn Patient No More Timothy Brown-a.k.a. "the Bertin Patient" is the Man Who Once Had HIV. a International Maternal Pediatric Adolescent AIDS Clinical Trials Network 84 IMPAACT P1107 Team Presents First Known Case of Woman with HIV Remission

85 How to Mimic CCR5Δ32/Δ32 Phenotype? CD4 T cell CD4 CCR5 CD4 T cell CD4 CCR5 Leronlimab Leronlimab

Leronlimab as PrEP for HIV nature communications Antibody-based CCR5 blockade protects Macaques from mucosal SHIV transmission Xiao L. Chang, Gabriela M. Webb, … Jonah B. Sacha + Show authors Uninfected (%) Number of challenges Controls 10 mg/kg p = 0.001 50 mg/kg p = 0.0005 Leronlimab can pharmacologically mimic CCR5D32/D32 phenotype 86

Long-Acting Injectables for PrEP Science Logn-Acting Integrase Inhibitor Protects Macaques from Intrarectal Simian/Human Immunodeficiency Virus Chasity D. Andrews, 1 William R. Spreen, 2 Hiroshi Mohri,1 Lee Moss,2 Susan Ford,2 Agegnehu Gettie,1 Kasi Russell-Lodrigue,3 Rudolf P. Bohm,3 Cecilia Cheng-Mayer,1 Zhi Hong,2 Martin Markowitz,1 David D. Ho1* FDA NEWS RELEASE FDA Approves First Injectable Treatment for HIV Pre-Exposure Prevention Drug Given Every Two Months Rather Than Daily Pill is Important Tool in Effort to End the HIV Epidemic 87

Long-Acting Injectables for PrEP

Science

Long-Acting Integrase Inhibitor Protects Macaques from Intrarectal Simian/Human Immunodeficiency Virus

Chasity D. Andrews,[1] William R. Spreen,[2] Hiroshi Mohri,[1] Lee Moss,[2] Susan Ford,[2] Agegnehu Gettie,[1] Kasi Russell-Lodrigue,[3] Rudolf P. Bohm,[3] Cecilia Cheng-Mayer,[1] Zhi Hong,[2] Martin Markowitz,[1] David D. Ho[1*]

FDA NEWS RELEASE

FDA Approves First Injectable Treatment for HIV Pre-Exposure Prevention

Drug Given Every Two Months Rather Than Daily Pill is Important Tool in Effort to End the HIV Epidemic


"monkey-ize"
+ LS mutation

Leronlimab

Long acting Leronlimab

88

Long-Acting Leronlimab for PrEP? Plasma Leronlimab (ug/ml) Day post-leron 24957 32726 33897 34140 89

Long-Acting Leronlimab for PrEP? Plasma Leronlimab (ug/ml) Day post-leron 24957 32726 33897 34140 Blood %CCR5 occupied (CCR5+ CD4+ T cells) Day post-leron Plasma anti-leronlimab IgG (reciprocal dilution) Day post-leron 90

CCR5 in HIV Cure Patient No More Timothy Brown – a.k.a. “the Berlin Patient” – is the Man Who Once Had HIV. International Maternal Pediatric Adolescent AIDS Clinical Trials Network IMPAACT P1107 Team Presents First Known Case of a Woman with HIV Remission 91

CCR5 in HIV Cure AAV Vectors Advance the Frontiers of Gene Therapy Technological developments and therapeutic applications of third-generation AAV vectors. 92

Long-Acting Leronlimab for Functional Cure? Leronlimab (ug/ml) weeks post-AAV/Leronlimab LA %CCR5 occupied (CD4+CCR5+ T cells) weeks post-AAV/Leronlimab LA anti-Leronlimab IgG (plasma reciprocal dilution) weeks post-AAV9-Leronlimab %CCR5 occupied (CD4+CCR5+ T cells) weeks post-AAV/Leronlimab LA SHIV pVL CCR5 RO pVL 93

Potential of Long-Acting Leronlimab for HIV 1. Prevention of HIV infection 2. Functional cure (control of viremia) %CCR5 occupied (CD4+CCR5+ T cells) weeks post-AAV/Leronlimab LA SHIV pVL CCR5 RO pVL 94

Closing Remarks 95

Refocusing Pipeline on High Value Opportunities 96 NASH Oncology HIV CCR5 Blockade with Leronlimab Studying immunologically colder tumors Developing longer-acting agents Opportunities in NASH and HIV-NASH populations

Refocusing Pipeline on High Value Opportunities 97 NASH Oncology HIV CCR5 Blockade with Leronlimab Studying immunologically colder tumors Developing longer-acting agents Opportunities in NASH and HIV-NASH populations Raise capital and execute trials Invest in the Future Seek co-development partners

Potential Timeline for Clinical Development*


Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Q1 Q2 Q3 Q4
NASH
NASH trial start
Potential interim read-out
Final Read-Out
HIV-NASH
HIV-NASH trial start
Potential interim read-out
Final Read-Out
OR
CRC
CRC trial start
Potential interim read-out
Final Read-Out
OR
BC
BC trial start
Potential interim read-out
Final Read-Out

NASH will be the priority, other indications (NASH-HIV, CRC, and BC) are funding dependent

*** Non-Binding timeline projection, events are based on financing, regulatory, and other considerations***

98

99 What We Expect in 2023 Lifting of the Partial Clinical Hold in HIV Financing to fund operations and achieve value inflection Initiating a NASH trial Invest in and advance a long-acting CCR5 molecule Continued contributions in medical meetings and peer-reviewed publications Continuing to reshape of our team and capabilities to meet our goals Corporate Rebranding

CytoDyn’s Mission 100 A focused and disciplined clinical development strategy A value-generating path, resulting in economic returns for our investors A moral obligation to generate therapies to improve people’s lives